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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 23, 2002
                                                  ---------------


                          BECTON, DICKINSON AND COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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         (Former name or former addresses if changed since last report.)




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Item 9.  REGULATION FD DISCLOSURE

         The following statement is being furnished by the Company under the provisions of Regulation FD:

         On August 23, 2002, AorTech International plc announced that it would not proceed with the acquisition of the critical care product line of BD (Becton, Dickinson and Company). BD will, therefore, continue to manage and support the critical care product line and, accordingly, will not incur the loss on sale previously described in its fiscal 2002 third quarter earnings release and Form 10-Q for the quarter ended June 30, 2002.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Gary DeFazio
                                               ----------------------------
                                                   Gary DeFazio
                                                   Assistant Secretary


Date: August 23, 2002



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